UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2022

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

665 Stockton Drive, Suite 300 Exton, Pennsylvania	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 30, 2022, the Audit Committee (the “Committee”) of the Board of Directors of Immunome, Inc. (the “Company”) elected to terminate its engagement with Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective immediately, and the Committee appointed Ernst & Young LLP (“EY”) as its independent registered public accounting firm which became effective on October 4, 2022.

The audit reports of Deloitte on the financial statements of the Company as of and for the years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim periods through March 31, 2022 and June 30, 2022, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and Deloitte, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference in connection with their opinion to the subject matter of the disagreement.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim periods through March 31, 2022 and June 30, 2022, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of this Current Report on Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter, dated October 6, 2022, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim periods through March 31, 2022 and June 30, 2022, neither the Company, nor anyone on its behalf, has consulted EY with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated October 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOME, INC.

Date: October 6, 2022	By:	/s/ Purnanand D. Sarma, Ph.D.
	Name:	Purnanand D. Sarma, Ph.D.
	Title:	President and Chief Executive Officer